Impairment of goodwill	12 Months Ended
Dec. 31, 2019
Goodwill [abstract]
Impairment losses and goodwill

Note 7    Impairment losses and goodwill

7.1    Impairment losses

(in millions of euros)	December 31,	December 31,	December 31,
	2019	2018	2017
Jordan	(54)	(56)	—
Luxembourg	—	—	(19)
Democratic Republic of the Congo	—	—	(1)
Total of impairment of goodwill	(54)	(56)	(20)

The impairment tests on Cash Generating Units (CGUs) may result in impairment losses on goodwill and on the fixed assets (see Note 8.3).

At December 31, 2019

In Jordan, the 54 million euros impairment of goodwill still reflects the effects of an uncertain political and economic climate and heavy competitive pressure on the fixed and mobile data markets. The net carrying value of assets tested was brought down to the value in use of long-term assets and working capital at 100% as of December 31, 2019 (0.8 billion euros).

In Egypt, the reversal of 89 million euros on provisions for property assets primarily reflects an improvement in that country's economic situation (see Note 8.3).

At December 31, 2018

In Jordan, the 56 million euros impairment of goodwill mostly reflected the effects of an uncertain political and economic climate and heavy competitive pressure on the fixed and mobile data markets. The net carrying value of assets tested was brought down to the value in use of long-term assets and working capital at 100% at December 31, 2018 (0.7 billion euros).

In Niger, the telecommunications market continued to fall in terms of value in a still-difficult business context. Because of its economic and financial position, the Company remained prudent and recognized an impairment of property assets in the amount of (43) million euros which should cover Orange's exposure as closely as we could estimate it as of December 31, 2018.

At December 31, 2017

In Niger, the impairment of fixed assets in the amount of 52 million euros reflected an uncertain political and economic climate and the effects resulting from strong tax and regulatory pressure. The net carrying value of assets tested was brought down to the value in use of long-term assets and working capital at 100% at December 31, 2017 (0.1 billion euros).

In Luxembourg, the goodwill impairment in the amount of 19 million euros primarily reflected strong competitive pressure. The net carrying value of assets tested was brought down to the value in use of long-term assets and working capital at 100% at December 31, 2017 (0.1 billion euros).

In the Democratic Republic of the Congo, the impairment in the amount of 120 million euros (of which 1 million euros for goodwill and 119 million euros for fixed assets (see Note 8.3)), reflected an ongoing uncertain political and economic climate, a proven decrease in purchasing power with its effects on the consumption of telecommunications products and services and a continuous regulatory pressure. The net carrying value of assets tested was brought down to the value in use of long-term assets and working capital at 100% at December 31, 2017 (0.1 billion euros).

7.2    Goodwill

(in millions of euros)	December 31, 2019			December 31, 2018	December 31, 2017
		Accumulated
		impairment
	Gross value	losses	Net book value	Net book value	Net book value
France	14,377	(13)	14,364	14,364	14,364
Spain	6,986	(114)	6,872	6,840	6,818
Europe	6,683	(4,017)	2,665	2,580	2,589
Poland	2,856	(2,716)	140	111	116
Belgium	1,063	(713)	350	298	298
Romania	1,806	(570)	1,236	1,236	1,236
Slovakia	806	—	806	806	806
Moldova	83	—	83	79	83
Luxembourg	68	(19)	50	50	50
Africa & Middle East	2,621	(1,140)	1,481	1,542	1,629
Egypt	617	(617)	—	—	—
Burkina Faso	428	—	428	428	448
Côte d’Ivoire	417	(42)	375	375	375
Jordan	280	(168)	112	163	210
Morocco	257	—	257	251	246
Sierra Leone	134	—	134	152	181
Democratic Republic of the Congo	199	(199)	—	—	—
Cameroon	134	(90)	44	44	44
Other	155	(25)	131	129	125
Enterprise	2,894	(650)	2,245	1,830	1,493
International Carriers & Shared Services	18	—	18	18	18
Goodwill	33,579	(5,935)	27,644	27,174	26,911

(in millions of euros)		December 31,	December 31,	December 31,
	Note	2019	2018	2017
Gross Value in the opening balance		32,949	32,687	32,689
Acquisitions		520	353	38
Disposals		(4)	(12)	—
Translation adjustment		111	(39)	(40)
Reclassifications and other items		3	(40)	—
Reclassification to assets held for sale		—	—	—
Gross Value in the closing balance		33,579	32,949	32,687
Accumulated impairment losses in the opening balance		(5,775)	(5,776)	(5,710)
Impairment	7.1	(54)	(56)	(20)
Disposals		4	12	—
Translation adjustment		(110)	45	(46)
Reclassifications and other items		—	—	—
Reclassification to assets held for sale		—	—	—
Accumulated impairment losses in the closing balance		(5,935)	(5,775)	(5,776)
Net book value of goodwill for continuing operations		27,644	27,174	26,911

7.3    Key assumptions used to determine recoverable amounts

The key operational assumptions reflect past experience and expected trends: unforeseen changes have in the past affected, and could continue to significantly affect, these expectations. In this respect, the review of expectations could affect the margin of recoverable amounts over the carrying value tested (see Note 7.4) and result in impairment losses on goodwill and fixed assets.

In 2019 the Group updated its strategic plan. Thus, new business plans have been established for all CGUs.

–  Discount rates and growth rates to perpetuity used to determine the values in use were revised as follows at the end of December 2019:

–  the discount rates, which may incorporate a specific premium reflecting increased risk in executing certain business plans or in-country risks, were raised in Europe and lowered in the Middle East and Africa, where the risk premium is trending down. In Europe, Brexit is a factor of volatility for the market and economic activity that might in the future affect interest rates and therefore discount rates,

–  the perpetual growth rate was higher in Poland and Slovakia and lower in the Middle East and Africa region, where we make more conservative assumptions about trajectories past the business plan horizon. In Europe, the perpetual growth rates were maintained, on the whole, as in the assessment carried out at the end of December 2019, the economic situation is not expected to lead to any change in the long-term outlook of the industry of services offered by the Group;

–  as of December 31, 2019, the specific random factors were as follows:

–  in Europe:

◾  the tradeoffs to be made by regulatory and competition authorities between reducing prices to consumers and stimulating business investment, or in terms of rules for awarding 5G operating licenses or of market concentration,

◾  the fiercely competitive nature of the markets where the Group operates, where price pressure is strong, particularly in Spain,

◾  the Group’s ability to adjust costs and capital expenditures to potential changes in revenue;

–  in the Middle East and Maghreb (Jordan, Egypt, Tunisia) and some of the African countries (Mali, Democratic Republic of the Congo, Central African Republic):

◾  changes in the political situation and security with their resulting negative economic impacts on overall business climate,

The parameters used for the determination of recoverable amount of the main consolidated operations are set forth below:

December 31, 2019	France		Spain	Poland	Enterprise	Belgium	Sierra Leone	Liberia
Basis of recoverable amount	Value in use
Source used	Internal plan
Methodology	Discounted cash flow
Perpetuity growth rate	0.8%		1.5%	1.5%	0.3%	0.5%	3.8%	3.8%
Post-tax discount rate	6.0	% (1)	7.3%	8.3%	7.5%	7.5%	13.0%	13.0%
Pre-tax discount rate	8.1%		9.1%	9.7%	10.0%	9.6%	15.9%	15.9%
December 31, 2018
Basis of recoverable amount	Value in use
Source used	Internal plan
Methodology	Discounted cash flow
Perpetuity growth rate	0.8%		1.5%	1.0%	0.3%	0.5%	4.0%	4.0%
Post-tax discount rate	6.0	% (1)	7.0%	8.0%	7.5%	6.8%	14.8%	15.0%
Pre-tax discount rate	7.8%		8.8%	9.5%	10.2%	8.6%	18.4%	17.9%
December 31, 2017
Basis of recoverable amount	Value in use
Source used	Internal plan
Methodology	Discounted cash flow
Perpetuity growth rate	0.8%		1.5%	1.0%	0.3%	0.5%	4.0%	4.0%
Post-tax discount rate	5.5	% (2)	8.6%	8.3%	7.5%	6.8%	14.0%	14.3%
Pre-tax discount rate	7.4%		10.8%	9.7%	10.7%	9.0%	17.1%	16.9%

(1)	The after-tax discount rate for France includes a corporate tax reduction of 25.82% by 2022.
(2)	The after-tax discount rate for France includes a corporate tax reduction of 28.92% by 2020 but it does not include the corporate tax reduction of 25.82% by 2022 voted in the 2018 Finance law at the end of December 2017.

The Group’s listed subsidiaries are Orange Polska (Warsaw Stock Exchange), Orange Belgium (Brussels Stock Exchange), Jordan Telecom (Amman Stock Exchange), Sonatel (Regional Stock Exchange (BRVM)) and Business & Decision (Euronext). The aggregated share of these subsidiaries, which publish their own regulated information, is less than or equal to 20% of the consolidated revenue, operating income and net income.

7.4    Sensitivity of recoverable amounts

Because of the correlation between operating cash flow and investment capacity, sensitivity of net cash flow is used. Cash flow for the terminal year forming a significant part of the recoverable amount, of which a change of plus or minus 10% is presented in the sensitivity analysis.

Cash flow is cash provided by operating activities net of acquisitions and sales of property, plant and equipment and intangible assets (including tax at a standard rate, lease liabilities repayments and debts related to financed assets repayments, related interest expenses and excluding other interest expenses).

Sensitivity test was conducted for these CGUs and is presented below to allow readers of the financial statements to estimate the impact in their own assessment. Variations higher that the levels presented have been observed in the past on cash flow, perpetuity growth rates and discount rates.

			Decrease in the discounted cash
	Increase in discount rate in order	Decrease in the perpetual growth	flows of the terminal value in
	for the recoverable amount to be	rate in order for the recoverable	order for the recoverable amount to
	equal to the net carrying value (in	amount to be equal to the net	be equal to the net carrying value
	basis points)	carrying value (in basis points)	(in %)
December 31, 2019
France	+252 bp	(243) bp	(40)%
Spain	+54 bp	(63) bp	(11)%
Poland	+200 bp	(178) bp	(24)%
Belgium	+856 bp	(711) bp	(69)%
Enterprise	+1 130 bp	(1 783) bp	(84)%
Sierra Leone	+50 bp	(86) bp	(9)%
Liberia	+83 bp	(154) bp	(15)%

December 31, 2018
France	+347 bp	(399) bp	(48)%
Spain	+144 bp	(173) bp	(26)%
Poland	+354 bp	(312) bp	(33)%
Belgium	+301 bp	(324) bp	(38)%
Enterprise	+1 299 bp	(3 573) bp	(88)%

December 31, 2017
France	+347 bp	(403) bp	(50)%
Spain	+225 bp	(292) bp	(32)%
Poland	+156 bp	(161) bp	(20)%
Belgium	+336 bp	(375) bp	(41)%
Enterprise	+1 443 bp	(4 496) bp	(91)%
Romania	+38 bp	(41) bp	(6)%
Jordan	+4 bp	(4) bp	(1)%
Liberia	+45 bp	(98) bp	(10)%

At December 31, 2019 the sensitivity analysis performed on the impaired CGU in Jordan did not disclose any significant risk of additional impairment.

This analysis was carried out on each of the following criteria, taken one at a time:

–  Discount rate higher by 1%;

–  Perpetual growth rate lower by 1%;

–  Cash flow in final year lower by 10%.

The same analysis was performed on Spain and disclosed an impairment risk estimated at about 10% of the net value of the goodwill.

The other entities not listed above, with the exception of the Orange brand presented in Note 8.3, each account for a less than 3% share of the aggregated recoverable amount of the consolidated entities or do not have a recoverable amount close to net book value.

Accounting policies

Goodwill recognized as an asset in the statement of financial position comprises the excess calculated:

–  either on the basis of the equity interest acquired (and for business combinations after January 1, 2010, no subsequent changes for any additional purchases of non-controlling interests); or

–  on a 100% basis, leading to the recognition of goodwill relating to the non-controlling.

Goodwill is not amortized. It is tested for impairment at least annually and more frequently when there is an indication that it may be impaired. Thus, the evolution of general economic and financial trends, the different levels of resilience of the telecommunication operators with respect to the decline of local economic environments, the changes in the market capitalization values of telecommunication companies, as well as actual economic performance compared to market expectations represent external indicators that are analyzed by the Group, together with internal performance indicators, in order to assess whether an impairment test should be performed more than once a year.

These tests are performed at the level of each Cash Generating Unit (CGU) (or group of CGUs). These generally correspond to operating segments or to each country in Africa and the Middle East. This is reviewed if the Group changes the level at which it monitors return on investment for goodwill testing purposes.

To determine whether an impairment loss should be recognized, the carrying value of the assets and liabilities of the CGUs or groups of CGUs is compared to recoverable amount, for which Orange uses mostly the value in use.

Value in use is the present value of the expected future cash flows. Cash flow projections are based on economic and regulatory assumptions, license renewal assumptions and forecast trading and investment activity drawn up by the Group’s management, as follows:

–  cash flow projections are based on three to five-year business plans and include a tax cash flow calculated as EBIT (operating income) multiplied by the statutory tax rate (excluding deferred tax and unrecognized tax loss carry forward impacts at the date of valuation); In the case of recent acquisitions, longer term business plans may be used;

–  post-tax cash flow projections beyond that timeframe may be extrapolated by applying a declining or flat growth rate for the next year, and then by a growth rate to perpetuity reflecting the expected long-term growth in the market;

–  post-tax cash flows are subject to a post-tax discount rate, using rates which incorporate a relevant premium reflecting a risk assessment for the implementation of certain business plans or country risks. The value in use derived from these calculations is identical to the one that would derive from discounting pre-tax cash flows at pre-tax discount rates.

The key operating assumptions used to determine the value in use are common across Group’s business segments. These assumptions include:

–  key revenue assumptions, which reflect market level, penetration rate of the offerings and market share, positioning of the competition’s offerings and their potential impact on market price levels and their transposition to the Group’s offerings bases, regulatory authority decisions on pricing of services to customers and on access and pricing of inter-operator services, technology migration of networks (e.g. extinction of copper local loops), decisions of competition authorities in terms of concentration or regulation of adjacent sectors such as cable;

–  key cost assumptions, on the level of marketing expenses required to renew product lines and keep up with competition, the ability to adjust costs to potential changes in revenues or the effects of natural attrition and committed employee departure plans;

–  key assumptions on the level of capital expenditure, which may be affected by the roll-out of new technologies, by decisions of regulatory authorities relating to licenses and spectrum allocation, deployment of fiber networks, mobile network coverage, sharing of network elements or obligations to open up networks to competitors.

Tested net carrying values include goodwill, land, and assets with finite useful life (property, plant and equipment, intangible assets and net working capital requirements including intragroup balances). The Orange brand, an asset with an indefinite useful life, is subject to a specific test, see Note 8.3.

If an entity partially owned by the Group includes goodwill attributable to non-controlling interests, the impairment loss is allocated between the shareholders of Orange SA and the non-controlling interests on the same basis as that on which profit or loss is allocated (i.e. ownership interest).

Impairment loss for goodwill is recorded definitively in operating income.